SPDR® Series Trust

SPDR Portfolio Intermediate Term Corporate Bond ETF

(the “Fund”)

Supplement dated September 2, 2020 to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

as each may be supplemented or revised from time to time

Effective September 9, 2020 (the “Effective Date”), the number of Fund Shares required for a Creation Unit of the Fund will change from 100,000 to 200,000. As a result, as of the Effective Date, all references in the Prospectus, Summary Prospectus and SAI to the number of Fund Shares required for a Creation Unit of the Fund are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

090220SUPP